Form N-CSR Item 19(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in January 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2024

Distribution Amount per Common Share: $0.0582

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0072	12.3%	$0.0072	12.3%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0510	87.7%	$0.0510	87.7%
Total per common share	$0.0582	100.0%	$0.0582	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to January 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2023[1]	7.95%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2023[2]	7.72%
Cumulative total return at NAV for the fiscal year through December 31, 2023[3]	17.88%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2023[4]	7.72%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2023.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2023.

[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31,2023 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2023 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2023.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

January 31, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in February 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2024

Distribution Amount per Common Share: $0.0582

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0066	11.3%	$0.0137	11.8%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0516	88.7%	$0.1027	88.2%
Total per common share	$0.0582	100.0%	$0.1164	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to December 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2024[1]	6.94%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2024[2]	7.75%
Cumulative total return at NAV for the fiscal year through January 31, 2024[3]	0.29%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2024[4]	0.65%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2024.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2024.

[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

February 29, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in March 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2024

Distribution Amount per Common Share: $0.0582

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0096	16.5%	$0.0233	13.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0486	83.5%	$0.1513	86.6%
Total per common share	$0.0582	100.0%	$0.1746	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to December 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 29, 2024[1]	7.26%
Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2024[2]	7.57%
Cumulative total return at NAV for the fiscal year through February 29, 2024[3]	3.37%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 29, 2024[4]	1.26%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 29, 2024.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.

[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 29, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 29, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

March 28, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in April 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2024

Distribution Amount per Common Share: $0.0664

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0107	16.1%	$0.0340	14.1%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0557	83.9%	$0.1139	47.3%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0931	38.6%
Total per common share	$0.0664	100.0%	$0.2410	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to December 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2024[1]	7.39%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2024[2]	7.45%
Cumulative total return at NAV for the fiscal year through March 31, 2024[3]	5.80%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2024[4]	1.86%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2024.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2024.

[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

April 30, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in May 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2024

Distribution Amount per Common Share: $0.0664

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0129	19.4%	$0.0467	15.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0707	23.0%
Return of Capital or Other Capital Source(s)	$0.0535	80.6%	$0.1900	61.8%
Total per common share	$0.0664	100.0%	$0.3074	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to December 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2024[1]	6.31%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2024[2]	8.84%
Cumulative total return at NAV for the fiscal year through April 30, 2024[3]	2.58%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2024[4]	2.67%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2024.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2024.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

May 31, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW) with important information concerning the distribution declared in June 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2024

Distribution Amount per Common Share: $0.0664

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0137	20.6%	$0.0606	16.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0102	15.4%	$0.0807	21.6%
Return of Capital or Other Capital Source(s)	$0.0425	64.0%	$0.2325	62.2%
Total per common share	$0.0664	100.0%	$0.3738	100.0%

[1]	The Fund’s fiscal year is January 1, 2024 to December 31, 2024

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2024[1]	8.18%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2024[2]	8.58%
Cumulative total return at NAV for the fiscal year through May 31, 2024[3]	6.62%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2024[4]	3.31%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2024.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2024.

[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

June 30, 2024